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                                                                  EXHIBIT 10.21

                               FIRST AMENDMENT TO
            STOCK AND WARRANT PURCHASE AND INVESTOR RIGHTS AGREEMENT



         This FIRST AMENDMENT TO STOCK AND WARRANT PURCHASE AND INVESTOR RIGHTS AGREEMENT (this "Amendment") is made and entered into as of September 15, 2000, by and between ESOFT, INC., a Delaware corporation (the "Company"), GATEWAY COMPANIES, INC., a Delaware corporation (the "Investor"), and GATEWAY, INC., a Delaware corporation and the parent company of the Investor ("Gateway"), and is made with reference to the following facts:

         A. On April 26, 2000, the Company and the Investor entered into that certain Stock and Warrant Purchase and Investor Rights Agreement (the "Agreement"), pursuant to which the Company sold to the Investor, and the Investor purchased from the Company, 1,281,591 shares of common stock, par value $.01 per share, of the Company ("Common Stock") at a purchase price of $19.507 per share, and five-year warrants to purchase 600,000 shares of Common Stock, exercisable at a price of $19.507 per share (the "Initial Warrants").

         B. On or about April 27, 2000, the Investor paid to the Company the sum of $12,500,000, representing one-half of the purchase price of the 1,281,591 shares of Common Stock purchased by the Investor.

         C. On or about April 27, 2000, the Company delivered a certificate representing 640,796 shares of Common Stock to the Investor, and deposited a certificate for 640,795 shares (the "Escrowed Shares") into escrow with Norwest Bank Colorado National Association (the "Escrow Agent").

         D. Terms used herein but not defined have the same meanings ascribed to such terms in the Agreement.

         NOW THEREFORE, in consideration of the forgoing recitals, the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE
                           AMENDMENT OF THE AGREEMENT

         SECTION 1.01. AMENDMENT OF SECTION 1 OF THE AGREEMENT. Section 1 of the Agreement is hereby amended and restated in its entirety to read as follows:

         1.       AGREEMENT TO PURCHASE AND SELL STOCK AND WARRANTS.

                  (a) AUTHORIZATION. The Company's Board of Directors (the "Board") will, prior to the Closing (as defined in Section 2(a)), authorize the issuance, pursuant to the terms and conditions of this Agreement, of (i) 640,796 shares of Common Stock (the "Shares"), (ii) the Initial Warrants, and (iii) the shares of Common Stock underlying the Warrants (the "Initial Warrant Shares"). The Board will, prior to the Escrow Closing (as

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         defined in Section 2(b)), authorize the issuance, pursuant to the terms and conditions of this Agreement, of (i) a convertible subordinated note, in the form attached hereto as EXHIBIT F, in the principal amount of $12,500,000 (the "Note"), (ii)five-year warrants to purchase 600,000 shares of Common Stock, in the form attached hereto as EXHIBIT G (the "Substituted Warrants"), and (iii) the shares of Common Stock underlying the Substituted Warrants (the "Substituted Warrant Shares").

                  (b) AGREEMENT TO PURCHASE AND SELL SECURITIES. The Company hereby agrees to issue to the Investor, and the Investor hereby agrees to acquire from the Company, at the times set forth in Section 2, (i) the Shares, (ii) the Initial Warrants, (iii) the Note, and (iv) the Substituted Warrants. The (x) Shares, (y) the shares of Common Stock issuable upon conversion of the Note at an assumed conversion price of $19.507 per share, and (z) the shares of Common Stock actually issued upon conversion of the outstanding principal balance of the Note (based on the actual conversion price) shall collectively be referred to herein as the "Purchased Shares."

                  (c) PURCHASE PRICE. The purchase price for the Shares shall be $12,500,000 (the "Share Purchase Price"), and the purchase price for the Note shall be $12,500,000 (the "Note Purchase Price"). The Share Purchase Price and the Note Purchase Price shall be payable as set forth in Section 2.

                  (d) ADJUSTMENTS TO THE SHARES DELIVERABLE. If, within nine months following the Closing Date (as defined in Section 2(a)), the Company consummates an underwritten public offering of Common Stock at a public offering price less than or equal to $20.862, the number of shares of Common Stock deliverable by the Company in consideration of the Share Purchase Price shall be increased by a number determined by
         (x) dividing $12,500,000, by (y) a 6.5 percent discount to the public offering price of such underwritten public offering, and (z) subtracting 640,796 from the resulting number. If an adjustment is to be made pursuant to this subsection (d), such adjustment shall be made by the Company by delivering to the Investor additional shares of the Common Stock within five business days of such adjustment.

                  (e) USE OF PROCEEDS. The Company intends to apply the net proceeds from the sale of the Shares and the Note for general working capital purposes, which may include acquisition of other entities or technologies.

         SECTION 1.02. AMENDMENT OF SECTION 2 OF THE AGREEMENT. Section 2 of the Agreement is hereby amended and restated in its entirety to read as follows:

         2.       CLOSING AND SECOND CLOSING.

                  (a) CLOSING. The purchase and sale of the Shares shall take place at the offices of Kaye, Scholer, Fierman, Hays & Handler, 1999 Avenue of the Stars, Los Angeles, California, at 10:00 a.m., California time, on the date that is two business days after all of the conditions set forth in Section 5 have been satisfied or waived (which time and place are referred to in this Agreement as the "Closing"); provided, however, that if all of such conditions have not been satisfied or waived by May 15, 2000 (or such later

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         date as may be agreed to by the Company and the Investor), the obligations of the Company and the Investor shall terminate without further effect or liability. At the Closing, the Company will deliver to the Investor certificates representing the Shares against delivery to the Company by the Investor of the Share Purchase Price in cash paid by wire transfer of same-day funds to the Company. Closing documents may be delivered by facsimile with original signature pages sent by overnight courier. The date of the Closing sometimes is referred to herein as the "Closing Date."

                  (b) ESCROW CLOSING. On or before September 15, 2000 (the "Escrow Closing Date"), the Company will deliver to the Investor the Note against delivery to the Company by the Investor of the Note Purchase Price in cash by wire transfer of same-day funds to the Company (the "Escrow Closing").

                  (c) THE INITIAL WARRANTS. At the Closing, the Company will issue to the Investor the Initial Warrants. The Initial Warrants shall be in the form attached hereto as EXHIBIT A.

                  (d) THE SUBSTITUTED WARRANTS. At the Escrow Closing, the Company will issue to the Investor the Substituted Warrants upon the Company's receipt from the Investor of the original copy of the Initial Warrants, marked by the Investor as "Terminated."

         SECTION 1.03. AMENDMENT OF SECTION 3 OF THE AGREEMENT. The following amendments are hereby made to Section 3 of the Agreement:

         (a)      SECTION 3(b). The definition of "Securities" contained in
Section 3(b) is hereby amended to refer to the Shares, the Note, the shares issuable upon conversion of the Note (the "Note Shares"), the Initial Warrants, the Initial Warrant Shares, the Substituted Warrants and the Substituted Warrant Shares.

         (b) SECTION 3(d)(i). Section 3(d)(i) of the Agreement is hereby amended and restated in its entirety to read as follows:

                  (i) VALID ISSUANCE. The Shares, the Note, the Initial Warrants and the Substituted Warrants to be issued pursuant to this Agreement and the Note Shares, the Initial Warrant Shares and the Substituted Warrant Shares to be issued upon conversion or exercise of the Note, the Initial Warrants and the Substituted Warrants, respectively, are duly authorized and, upon payment of the Share Purchase Price and the Note Purchase Price by the Investor in accordance with this Agreement, will be validly issued, fully paid and non-assessable.

         (c) SECTION 3(e). Section 3(e) of the Agreement is hereby amended and restated in its entirety to read as follows:

                  (e) GOVERNMENTAL CONSENTS. Except for required filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, (the "HSR Act"), no consent, approval, order or authorization of, or registration, qualification, designation,

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                  declaration or filing with, or notice to, any federal, state or local governmental authority on the part of the Company or any of its subsidiaries is required in connection with the issuance of the Securities to the Investor, or the consummation of the other transactions contemplated by this Agreement, except for (i) the listing of the Shares, the Initial Warrant Shares, the Note Shares and the Substituted Warrant Shares on Nasdaq, (ii) the filing of a Form D with the Securities and Exchange Commission (the "SEC"), and (iii) the filing of a Notice of Transaction and a Form U-2 with the California Department of Corporations.

         SECTION 1.04. AMENDMENT OF SECTION 5 OF THE AGREEMENT. The following amendments are hereby made to Section 5 of the Agreement:

         (a) SECTION 5(b)(iii). The second sentence of Section 5(b)(iii) of the Agreement is hereby amended to read as follows:

                  The Shares and the Initial Warrant Shares shall have been approved for quotation on Nasdaq.

         (b) SECTION 5(c). Section 5(c) of the Agreement is hereby amended and restated in its entirety to read as follows:

                  (c) The obligations of the Investor under this Agreement are subject to the fulfillment or waiver, on or before the Escrow Closing, of each of the following additional conditions:

                           (i) OPINION OF COMPANY COUNSEL. The Investor will have received an opinion on behalf of the Company, dated the Closing Date, from Davis, Graham & Stubbs LLP, counsel to the Company, in the form attached hereto as EXHIBIT G.

                           (ii) DELIVERY OF NOTE AND SUBSTITUTED WARRANT. The Company shall have executed and delivered to the Investor the Note and the Substituted Warrant.

         SECTION 1.05. AMENDMENT OF SECTION 6 OF THE AGREEMENT. The following amendments are hereby made to Section 6 of the Agreement:

         (a) SECTION 6(a)(iii). Section 6(a)(iii) of the Agreement is hereby amended and restated in its entirety to read as follows:

                  (iii) PAYMENT OF PURCHASE PRICE. The Investor shall have delivered to the Company the Share Purchase Price at the Closing and the Note Purchase Price at the Escrow Closing.

         (b) SECTION 6(b)(iii). Section 6(b)(iii) of the Agreement is hereby deleted and replaced with the phrase "Intentionally Omitted."

         SECTION 1.06. AMENDMENT OF SECTION 7 OF THE AGREEMENT. The following amendments are hereby made to Section 7 of the Agreement:

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         (a)      SECTION 7(c)(i)(B)(x). Section 7(c)(i)(B)(x) of the Agreement
is hereby amended to read "(x) the Shares, the Initial Warrant Shares, the Note Shares and the Substituted Warrant Shares."

         (b) SECTION 7(c)(i)(C). Section 7(c)(i)(C) is hereby amended and restated in its entirety to read as follows:

                  (C) REGISTRABLE SECURITIES THEN OUTSTANDING. The number of shares of "Registrable Securities then outstanding" shall mean the number of Shares, Note Shares, Initial Warrant Shares, Substituted Warrant Shares, other shares of Common Stock and other securities that are Registrable Securities and are then issued and outstanding.

         (c)      SECTION 7(c)(ii)(A). The phrase "Warrants" contained in
Section 7(c)(ii)(A) is hereby amended to refer to "Substituted Warrants."

         (d)      SECTION 7(c)(ix). The phrase "Warrant Shares" contained in
Section 7(c)(ix) is hereby amended to refer to "Substituted Warrant Shares," and the phrase "Warrants" contained in Section 7(c)(ix) is hereby amended to refer to "Substituted Warrants." The phrase "being held pursuant to the Escrow Agreement" contained in Section 7(c)(ix) is hereby deleted.

         (e)      SECTION 7(e)(i). The phrase "Warrant Shares" contained in
Section 7(e)(i) is hereby amended to refer to "Substituted Warrant Shares" and the phrase "Warrants" contained in Section 7(e)(i) is hereby amended to refer to "Substituted Warrants." The phrase "being held pursuant to the Escrow Agreement" contained in Section 7(e)(i) is hereby deleted.

         (f) SECTION 7(e)(iii)(C). Section 7(e)(iii)(C) is hereby amended and restated in its entirety to read as follows:

                  (C) the Shares, the Note Shares, the Initial Warrant Shares or the Substituted Warrant Shares issued under this Agreement;

         (g)      SECTION 7(e)(iii)(E)(2). The phrase "Warrants" contained in
Section 7(e)(iii)(E)(2) is hereby amended to refer to "Initial Warrants or Substituted Warrants."

         (h) SECTION 7(e)(iv)(A). The phrase "Purchased Shares" contained in Section 7(e)(iv) is hereby amended to refer to "Shares."

         (i) SECTION 7(f)(ii)(A). Section 7(f)(ii)(A) is hereby amended and restated in its entirety to read as follows:

                  (A) the Shares, the Note Shares, the Initial Warrant Shares or the Substituted Warrant Shares issued under this Agreement;

         (j)      SECTION 7(f)(ii)(F). The phrase "Warrants" contained in
Section 7(f)(ii)(F) is hereby amended to refer to "Initial Warrants or Substituted Warrants."

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         (k)      SECTION 7(g)(iv). The phrase "Purchased Shares, Warrant Shares and all New Securities and Maintenance Securities then owned by the Investor" is hereby amended to read "Shares, Note Shares, Initial Warrant Shares, Substituted Warrant Shares and all New Securities and Maintenance Securities then owned by the Investor."

         (l) SECTION 7(g)(iv)(A). Section 7(g)(iv)(A) of the Agreement is hereby amended and restated in its entirety to read as follows:

                           (A)      The price per share at which such shares are
to be sold to Company shall be equal to: (1) in the case of the Shares or the Initial Warrant Shares, the greater of (w) $4.8767 (taking into account any adjustments for any stock split or dividend or other event of a similar nature or any adjustment made pursuant to Section 1(d)), and (x) either the highest price per share of capital stock (or equivalent) paid in connection with the Corporate Event or, if the transaction involves the sale of a Significant Subsidiary or assets or the licensing of Intellectual Property, the Investor's pro rata share of the consideration received, directly or indirectly, by the Company in such transaction based on its then fully-diluted ownership of the Company's capital stock., and (2) in the case of the Note Shares or the Substituted Warrant Shares, the greater of (y) $2.75 (taking into account any adjustments for any stock split or dividend or other event of a similar nature), and (z) either the highest price per share of capital stock (or equivalent) paid in connection with the Corporate Event or, if the transaction involves the sale of a Significant Subsidiary or assets or the licensing of Intellectual Property, the Investor's pro rata share of the consideration received, directly or indirectly, by the Company in such transaction based on its then fully-diluted ownership of the Company's capital stock

         (m) SECTION 7(h). The phrase "any shares held in escrow pursuant to the Escrow Agreement" contained in Section 7(h) is hereby amended to refer to "the Note Shares."

         SECTION 1.07. AMENDMENT OF SECTION 9 OF THE AGREEMENT. The phrase "issued on the Closing Date" is hereby deleted.

         SECTION 1.08. AMENDMENT OF SECTION 11 OF THE AGREEMENT. The phrase "Purchased Shares and the Warrant Shares" contained in Section 11(m) of the Agreement is hereby amended to refer to "Shares, Initial Warrant Shares, Note Shares and Substituted Warrant Shares."

                                   ARTICLE II
                                RELEASE OF ESCROW

         SECTION 2.01. RELEASE OF ESCROWED SHARES. Concurrently with the closing of the transactions contemplated by this Amendment, the Company and the Investor will transmit to Norwest Bank Colorado National Association instructions, in the form attached hereto as EXHIBIT H, regarding the release of the Escrowed Shares to the Company. Following the consummation of the transactions contemplated by this Amendment, the Investor shall have no further right or claim to the Escrowed Shares.

         SECTION 2.02. CANCELLATION OF PROXY. Concurrently with the closing of the transactions contemplated by this Amendment, the Company shall deliver to the Investor the executed proxy

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delivered by the Investor to the Company at the Closing, which proxy is attached hereto as EXHIBIT I.

                                   ARTICLE III
                              INVESTMENT IN GATEWAY

         SECTION 3.01.  AGREEMENT TO PURCHASE AND SELL STOCK.

         (a) AUTHORIZATION. Gateway's Board of Directors (the "Gateway Board") will, prior to the Escrow Closing, authorize the issuance, pursuant to the terms and conditions of this Amendment, of 30,000 shares (the "Gateway Shares") of Gateway's common stock, $.01 par value (the "Gateway Common Stock"), to the Company.

         (b) AGREEMENT TO PURCHASE AND SELL SECURITIES. Gateway hereby agrees to issue to the Company, and the Company hereby agrees to acquire from Gateway, at the Escrow Closing, the Gateway Shares.

         (c) PURCHASE PRICE. The purchase price for the Gateway Shares shall be $3,000,000 (the "Gateway Share Purchase Price"). The Gateway Share Purchase Price shall be payable as set forth in Section 3.02.

         SECTION 3.02. CLOSING. The purchase and sale of the Gateway Shares shall take place at the offices of Kaye, Scholer, Fierman, Hays & Handler, 1999 Avenue of the Stars, Los Angeles, California, at 10:00 a.m., California time, on the Escrow Closing Date (or such later date as may be agreed to by the Company and Gateway). At the Escrow Closing, Gateway will deliver to the Company certificates representing the Gateway Purchased Shares against delivery to Gateway by the Company of the Gateway Share Purchase Price in cash paid by wire transfer of same-day funds to Gateway. Closing documents may be delivered by facsimile with original signature pages sent by overnight courier.

         SECTION 3.03 REGISTRATION OF GATEWAY SHARES. Gateway's issuance of the Gateway Shares to the Company shall be registered pursuant to an effective Registration Statement on Form S-3.

         SECTION 3.04. LISTING ON NYSE. Within thirty days following the Escrow Closing, Gateway will list the Gateway Shares on The New York Stock Exchange.

         SECTION 3.05. OPINION OF GATEWAY COUNSEL. At the Escrow Closing, Gateway will deliver an opinion on behalf of Gateway, dated the Closing Date, from the general counsel of Gateway, in the form attached hereto as EXHIBIT J.

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                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

         SECTION 4.01. REPRESENTATIONS AND WARRANTIES OF GATEWAY. Gateway hereby represents and warrants to the Company that the statements in this Section 4.01 are true and correct on the date hereof and will be true and correct on the Escrow Closing Date:

         (a) ORGANIZATION, GOOD STANDING AND QUALIFICATION. Gateway is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all corporate power and authority required to
(i) own or lease its properties and assets and carry on its business as presently conducted, and (ii) enter into this Amendment and the other agreements, instruments and documents contemplated hereby, and to consummate the transactions contemplated hereby and thereby. Each of Gateway's subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all corporate power and authority required to own or lease its properties and assets and carry on its business as presently conducted. Each of Gateway and its subsidiaries is qualified to do business and is in good standing in each jurisdiction in which the failure to so qualify or be in good standing, either individually or in the aggregate, would have a Material Adverse Effect on Gateway. As used in this Agreement, "Material Adverse Effect" means a material adverse effect on, or a material adverse change in, or a group of such effects on or changes in, the business, operations, financial condition, results of operations, prospects, assets or liabilities of the applicable party and its subsidiaries, taken as a whole.

         (b) CAPITALIZATION. The capitalization of Gateway, without giving effect to the transactions contemplated by this Agreement, is as follows. The authorized capital stock of the Company consists only of 1,000,000,000 shares of Gateway Common Stock, 1,000,000 shares of Class A Common Stock, $.01 par value ("Gateway Class A Common Stock"), and 5,000,000 shares of preferred stock, $.01 par value ("Gateway Preferred Stock"), of which 323,017,280 shares of Gateway Common Stock and no shares of Gateway Class A Common Stock or Gateway Preferred Stock were issued and outstanding as of September 11, 2000. All such shares of Gateway Common Stock have been duly authorized, and all such issued and outstanding shares of Gateway Common Stock have been validly issued, are fully paid and nonassessable and are free and clear of all liens, claims and encumbrances, other than any liens, claims or encumbrances created by or imposed upon the holders thereof. The issuance of the Gateway Shares to the Company will not (i) trigger any rights of first refusal, maintenance rights, preemptive rights or any other rights of any stockholder of Gateway, or (ii) trigger any change in control provisions in any of Gateway's equity incentive plans or stock option plans.

         (c) DUE AUTHORIZATION. All corporate actions on the part of Gateway, its officers, directors and stockholders necessary for the authorization, execution, delivery of, and the performance of all obligations of the Company under, this Amendment, and the authorization, issuance, reservation for issuance and delivery of the Gateway Shares being sold under this Amendment, have been taken, and this Amendment constitutes the legal, valid and binding obligation of Gateway, enforceable against Gateway in accordance with its terms.

         (d)      VALID ISSUANCE OF STOCK.

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                  (i)      VALID ISSUANCE. The Gateway Shares are duly
authorized and, upon payment of the Gateway Share Purchase Price by the Company in accordance with this Amendment, will be validly issued, fully paid and non-assessable.

                  (ii) COMPLIANCE WITH SECURITIES LAWS. Assuming the correctness of the representations made by the Company in Section 4.03, the Gateway Shares will be issued to the Company in compliance with applicable exemptions from (A) the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "Securities Act"), and (B) the registration and qualification requirements of all applicable securities laws of the states of the United States.

         (e) GOVERNMENTAL CONSENTS. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, or notice to, any federal, state or local governmental authority on the part of Gateway or any of its subsidiaries is required in connection with the issuance of the Gateway Shares to the Company, or the consummation of the other transactions contemplated by this Amendment, except for (i) the listing of the Gateway Shares on The New York Stock Exchange, and (ii) the filing of a Form D with the Securities and Exchange Commission (the "SEC").

         (f) NON-CONTRAVENTION. The execution, delivery and performance of this Amendment by Gateway, and the consummation by Gateway of the transactions contemplated hereby (including the issuance of the Gateway Shares), do not (i) contravene or conflict with Gateway's Certificate of Incorporation or Bylaws, in each case as amended; (ii) constitute a violation of any provision of any federal, state, local or foreign law binding upon or applicable to Gateway or any of its subsidiaries; or (iii) constitute a default or require any consent under, give rise to any right of termination, cancellation or acceleration of, or to a loss of any benefit to which Gateway or any of its subsidiaries is entitled under, or result in the creation or imposition of any lien, claim or encumbrance on any assets of Gateway or any of its subsidiaries under, any contract to which Gateway or such subsidiary is a party or any permit, license or similar right relating to Gateway or such subsidiary or by which Gateway or such subsidiary may be bound or affected.

         (g) LITIGATION. There is no action, suit, proceeding, claim, arbitration or investigation (each an "Action") pending or, to the best of Gateway's knowledge, threatened: (i) against Gateway or any of its subsidiaries, or any of their respective activities, properties or assets, or any of their respective officers, directors or employees of Gateway or any of its subsidiaries in connection with such officer's, director's or employee's relationship with, or actions taken on behalf of, Gateway or such subsidiary that is expected to have a Material Adverse Effect on Gateway, or (ii) that seeks to prevent, enjoin, alter or delay the transactions contemplated by this Amendment (including the issuance of the Gateway Shares). Neither Gateway nor any of its subsidiaries is a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality that is expected to have a Material Adverse Effect on Gateway.

         (h) COMPLIANCE WITH LAW AND CHARTER DOCUMENTS. Gateway is not in violation or default of any provisions of its Certificate of Incorporation or Bylaws, in each case as amended. Gateway and its subsidiaries have complied and are in compliance with all applicable statutes,

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laws, rules, regulations and orders of the United States of America and all states thereof, foreign countries and other governmental bodies and agencies having jurisdiction over their respective businesses or properties, except where such failure to comply would not reasonably be likely to have a Material Adverse Effect on Gateway.

         (i)      SEC DOCUMENTS.

                  (1) REPORTS. Gateway has made available to the Company prior to the date hereof copies of its Annual Report on Form 10-K for the fiscal year ended December 31, 1999 ("Form 10-K"), its Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2000 and June 30, 2000 (the "Form 10-Q's"), and all other registration statements, reports and proxy statements filed by the Company with the SEC on or after December 31, 1999 (the Form 10-K, the Form 10-Q's and such registration statements, reports and proxy statements are collectively referred to herein as the "SEC Documents"). Except to the extent that information contained in any SEC Document has been revised or superseded by a later SEC Document filed and publicly available prior to the date of this Amendment, each of the SEC Documents, as of the respective date thereof (or if amended or superseded by a filing prior to the Escrow Closing Date, then on the date of such filing), did not, and each of the registration statements, reports and proxy statements filed by the Company with the SEC after the date hereof and prior to the Escrow Closing will not, as of the date thereof (or if amended or superseded by a filing after the date of this Amendment, then on the date of such filing), contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. Neither Gateway nor any of its subsidiaries is a party to any material contract, agreement or other arrangement that was required to have been filed as an exhibit to the SEC Documents that was not so filed.

                  (2) FINANCIAL STATEMENTS. Gateway has made available to the Company copies of its audited financial statements for the fiscal year ended December 31, 1999 (the "Balance Sheet Date"). Since the Balance Sheet Date, Gateway has duly filed with the SEC all registration statements, reports and proxy statements required to be filed by it under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Securities Act. The audited and unaudited consolidated financial statements of Gateway included in the SEC Documents filed prior to the date hereof fairly present, in conformity with generally accepted accounting principles (except, in the case of the Forms 10-Q and 8-K, as may otherwise be permitted by Form 10-Q and Form 8-K) applied on a consistent basis (except as otherwise may be stated in the notes thereto), the consolidated financial position of Gateway as at the dates thereof and the consolidated results of its operations and cash flows for the periods then ended (subject to normal year-end audit adjustments in the case of unaudited interim financial statements).

         SECTION 4.02. REPRESENTATIONS AND WARRANTIES OF THE INVESTOR. The Investor hereby represents and warrants to the Company that the statements in this Section 4.02 are true and correct on the date hereof and will be true and correct on the Escrow Closing Date:

         (a) ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Investor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all corporate power and authority required to own or lease its properties and assets and

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carry on its business as presently conducted. The Investor is qualified to do business and is in good standing in each jurisdiction in which the failure to so qualify or be in good standing, either individually or in the aggregate, would have a Material Adverse Effect on the Company.

         (b) DUE AUTHORIZATION. The execution of this Amendment has been duly authorized by all necessary corporate action on the part of the Investor. This Amendment constitutes the Investor's legal, valid and binding obligation, enforceable against the Investor in accordance with its terms, except (i) as may be limited by (A) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally and (B) the effect of rules of law governing the availability of equitable remedies and (ii) as rights to indemnity or contribution may be limited under federal or state securities laws or by principles of public policy hereunder.

         (c) NON-CONTRAVENTION. The execution, delivery and performance of this Amendment by the Investor, and the consummation by the Investor of the transactions contemplated hereby, do not (i) contravene or conflict with the Certificate of Incorporation or Bylaws of the Investor, in each case as amended;
(ii) constitute a violation of any provision of any federal, state, local or foreign law binding upon or applicable to the Investor; or (iii) constitute a default or require any consent under, give rise to any right of termination, cancellation or acceleration of, or to a loss of any benefit to which the Investor is entitled under, or result in the creation or imposition of any lien, claim or encumbrance on any assets of the Investor under, any contract to which the Investor is a party or any permit, license or similar right relating to the Investor or by which the Investor may be bound or affected.

         (d) LITIGATION. There is no Action pending that seeks to prevent, enjoin, alter or delay the transactions contemplated by this Amendment.

         SECTION 4.03. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to Gateway and the Investor that the statements in this Section 4.03 are true and correct on the date hereof and will be true and correct on the Escrow Closing Date:

         (a) ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all corporate power and authority required to own or lease its properties and assets and carry on its business as presently conducted. The Company is qualified to do business and is in good standing in each jurisdiction in which the failure to so qualify or be in good standing, either individually or in the aggregate, would have a Material Adverse Effect on the Company.

         (b) DUE AUTHORIZATION. The execution of this Amendment has been duly authorized by all necessary corporate action on the part of the Company. This Amendment constitutes the Company's legal, valid and binding obligation, enforceable against the Company in accordance with its terms, except (i) as may be limited by (A) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally and (B) the effect of rules of law governing the availability of equitable remedies and (ii) as rights to indemnity or contribution may be limited under federal or state securities laws or by principles of public policy hereunder.

         (c) NON-CONTRAVENTION. The execution, delivery and performance of this Amendment by the Company, and the consummation by the Company of the transactions contemplated hereby, do not (i) contravene or conflict with the Certificate of Incorporation or Bylaws of the Company, in each case as amended;
(ii) constitute a violation of any provision of any federal, state, local or foreign law binding upon or applicable to the Company; or (iii) constitute a default or require any consent under, give rise to any right of termination, cancellation or acceleration of, or to a loss of any benefit to which the Company is entitled under, or result in the creation or imposition of any lien, claim or encumbrance on any assets of the Company under, any contract to which the Company is a party or any permit, license or similar right relating to the Company or by which the Company may be bound or affected.

         (d) LITIGATION. There is no Action pending that seeks to prevent, enjoin, alter or delay the transactions contemplated by this Amendment.

         (e) GOVERNMENTAL CONSENTS. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the purchase of the Gateway Shares by the Company pursuant to this Amendment.

         (f) PURCHASE FOR OWN ACCOUNT. The Gateway Shares are being acquired for investment for the Investor's own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the Securities Act, and the Company has no present intention of selling, granting any participation in, or otherwise distributing the same. The Company also represents that it has not been formed for the specific purpose of acquiring the Gateway Shares.

         (g) INVESTMENT EXPERIENCE. The Company understands that the purchase of the Gateway Shares involves substantial risk. The Company has experience as an investor in securities of companies and acknowledges that it is able to fend for itself, can bear the economic risk of its investment in the Gateway Shares and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of this investment in the Gateway Shares and protecting its own interests in connection with this investment.

                                   ARTICLE IV
                                  MISCELLANEOUS

         SECTION 5.01. HARDWARE PROVIDER. During the Initial Rights Period, Gateway will be the Company's exclusive hardware provider (including personal computers and servers) for the Company's internal corporate uses as long as Gateway can offer the products required by the Company at competitive prices and within competitive timeframes.

         SECTION 5.02. NASDAQ LISTING. The Company shall list the Note Shares and the Warrant Shares on the Nasdaq National Market within 30 days following the Escrow Closing.

         SECTION 5.03. CONTINUATION OF THE AGREEMENT. Except as modified hereby, the Agreement shall continue in full force and effect. The provisions of Section 8 of the Agreement shall govern any claims of indemnification that arise pursuant to this Amendment.

         SECTION 5.04. SUCCESSORS AND ASSIGNS. The terms and conditions of this Amendment will inure to the benefit of and be binding upon the respective successors and assigns of the parties.

         SECTION 5.05. GOVERNING LAW. This Amendment will be governed by and construed under the internal laws of the State of Delaware.

         SECTION 5.06. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

         SECTION 5.07. HEADINGS. The headings and captions used in this Amendment are used for convenience only and are not to be considered in construing or interpreting this Amendment.

         SECTION 5.08. NOTICES. Any notice required or permitted under this Amendment shall be given in writing, shall be effective when received, and shall in any event be deemed received and effectively given upon personal delivery to the party to be notified or three business days after deposit with the United States Post Office, by registered or certified mail, postage prepaid, or one (1) business day after deposit with a nationally recognized courier service such as FedEx for next business day delivery under circumstances in which such service guarantees next business day delivery, or one (1) business day after facsimile with copy delivered by registered or certified mail, in any case, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof or at such other address as the parties may designate by giving at least ten days advance written notice pursuant to this Section 5.05.

         SECTION 5.09. AMENDMENTS AND WAIVERS. This Amendment may be amended and the observance of any term of this Amendment may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company, the Investor and Gateway. Any amendment or waiver effected in accordance with this Section 5.06 will be binding upon Gateway, the Investor, the Company and their respective successors and assigns.

         SECTION 5.10. SEVERABILITY. If any provision of this Amendment is held to be unenforceable under applicable law, such provision will be excluded from this Amendment and the balance of the Amendment will be interpreted as if such provision were so excluded and will be enforceable in accordance with its terms.

         SECTION 5.11. ENTIRE AGREEMENT. This Amendment and the Agreement, and all exhibits and schedules hereto and thereto, which are hereby incorporated by reference into and made an integral part of this Amendment, constitute the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings duties or obligations between the parties with respect to the subject matter hereof.

         SECTION 5.12. FURTHER ASSURANCES. From and after the date of this Amendment upon the request of the Company or the Investor or Gateway, the Company and the Investor and Gateway will execute and deliver such instruments, documents or other writings, and take such other actions, as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Amendment.

         SECTION 5.13. MEANING OF INCLUDE AND INCLUDING; ARTICLE AND SECTION REFERENCES. Whenever in this Amendment the word "include" or "including" is used, it shall be deemed to mean "include, without limitation" or "including, without limitation," as the case may be, and the language following "include" or "including" shall not be deemed to set forth an exhaustive list. All "Article", "Section", "subsection", "paragraph" and "Clause" references herein are references to Articles, Sections, subsections, paragraphs and clauses, respectively, of this Amendment unless otherwise specified.

         SECTION 5.14. FEES, COSTS AND EXPENSES. All fees, costs and expenses (including attorney's fees and expenses) incurred by any party hereto in connection with the preparation, negotiation and execution of this Amendment and the consummation of the transactions contemplated hereby (including the costs associated with any filings with, or compliance with any of the requirements of, any governmental authorities), shall be the sole and exclusive responsibility of such party.

                             SIGNATURE PAGE FOLLOWS

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date and year first written above.



eSOFT, INC.                                    GATEWAY COMPANIES, INC.



By: /s/ Jeffrey Finn                           By: /s/ John Todd
    ---------------------------                   -----------------------
    Name: Jeffrey Finn                            Name: John Todd
    Title: CEO                                    Title: CFO


                                               GATEWAY, INC.



                                               By: /s/ John Todd
                                                   ------------------------
                                                   Name: John Todd
                                                   Title: CFO

ADDRESS FOR eSOFT, INC.:             ADDRESS FOR GATEWAY COMPANIES, INC. AND
                                     GATEWAY, INC.:

295 Interlocken Blvd., #500          4545 Towne Centre Court
Broomfield, Colorado 80021           San Diego, California 92121
Telephone No: (303) 444-1600         Telephone No.: (858) 799-3401
Facsimile No: (303) 444-1640         Facsimile No.: (858) 799-3413
Attn: Chief Executive Officer        Attn: General Counsel

with copies to:                   and

Davis Graham & Stubbs LLP            Kaye, Scholer, Fierman, Hays & Handler, LLP
1550 17th Street                     1999 Avenue of the Stars
Suite 500                            Suite 1600
Denver, Colorado 80202               Los Angeles, CA 90067
Attention: Lester R.  Woodward       Attn: Barry L.  Dastin, Esq.
Telephone No.: (303) 892-7392        Telephone No.: (310) 788-1000
Facsimile No.: (303) 893-1379        Facsimile No.: (310) 788-1200